EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTON 906 OF
THE SARBANES-OXLEY ACT OF 2002

Martha Dustin Boudos, as Chief Financial Officer and Secretary of Morningstar, Inc. (the “Company”), certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1.               the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.               the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Martha Dustin Boudos
Martha Dustin Boudos
Chief Financial Officer and Secretary

May 18, 2005